Exhibit 21 to 1997 Form 10-K

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                    SUBSIDIARIES OF THE SERVICEMASTER COMPANY

As of March 6, 1998, ServiceMaster had the following subsidiaries:

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                                                                                                   State or Country
                                                                                                        of
                                                                                                     Incorporation
Subsidiary                                                                                          or Organization
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ServiceMaster Consumer Services Limited Partnership........................................................Delaware
ServiceMaster Consumer Services, Inc. .....................................................................Delaware
TruGreen Limited Partnership...............................................................................Delaware
TruGreen, Inc..............................................................................................Delaware
Barefoot Inc. .............................................................................................Delaware
Barefoot Grass Canada, Inc. ...............................................................................Delaware
Barefoot Services L.L.C. ..................................................................................Delaware
The Terminix International Company Limited Partnership.....................................................Delaware
Terminix International, Inc................................................................................Delaware
ServiceMaster Residential/Commercial Services Limited Partnership..........................................Delaware
ServiceMaster Residential/Commercial Services Management Corporation.......................................Delaware
ServiceMaster Direct Distributor Company Limited Partnership...............................................Delaware
ServiceMaster DDC, Inc.....................................................................................Delaware
Merry Maids Limited Partnership............................................................................Delaware
Merry Maids, Inc...........................................................................................Delaware
American Home Shield Corporation (1).......................................................................Delaware
AmeriSpec, Inc. ...........................................................................................Delaware
Furniture Medic Limited Partnership .......................................................................Delaware
Furniture Medic, Inc.......................................................................................Delaware
Rescue Rooter L.L.C........................................................................................Delaware
ServiceMaster Management Services Limited Partnership......................................................Delaware
ServiceMaster Management Services, Inc.....................................................................Delaware
ServiceMaster Aviation Services Limited Partnership........................................................Delaware
ServiceMaster Aviation Management Corporation..............................................................Delaware
ServiceMaster Aviation L.L.C...............................................................................Illinois
Premier Manufacturing Support Services Limited Partnership (2)...................................................Delaware
CMI Group, Inc............................................................................................Wisconsin
ServiceMaster Employer Services, Inc. (3)..................................................................Delaware
The ServiceMaster Acceptance Company Limited Partnership...................................................Delaware
ServiceMaster AM Limited Partnership.......................................................................Delaware
ServiceMaster Acceptance Corporation.......................................................................Delaware

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  (1)   American Home Shield  Corporation has 18  subsidiaries  through which it carries on its business in the various states in which it markets its products.

  (2)  Premier Manufacturing Support Services Limited Partnership has 7 subsidiaries through which it carries on its business outside of the United States.

  (3)  ServiceMaster Employer Services, Inc. has 6 subsidiaries.

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ServiceMaster International Limited Partnership............................................................Delaware
ServiceMaster International Management Corporation.........................................................Delaware
ServiceMaster Limited................................................................................United Kingdom
ServiceMaster Operations Germany GmbH.......................................................................Germany
ServiceMaster Japan, Inc......................................................................................Japan
TMX-Europe B.V......................................................................................The Netherlands
Terminix Peter Cox Ltd...............................................................................United Kingdom
Terminix Protekta B.V...............................................................................The Netherlands
Riwa B.V............................................................................................The Netherlands
Anticimex Development AB (1).................................................................................Sweden
TMX-Schadlingsbekampfungsgesellschaft mbH (2)...............................................................Germany
LTCS Investment Limited Partnership........................................................................Delaware
ServiceMaster Home Health Care Services Inc................................................................Delaware
ServiceMaster Diversified Health Services, Inc. (3)........................................................Delaware
ServiceMaster Diversified Health Services Limited Partnership (4).........................................Tennessee
We Serve America, Inc......................................................................................Delaware
TSSGP Limited Partnership................................................................................  Delaware
TSSGP, Inc.................................................................................................Delaware

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  (1) Anticimex Development AB has 5 subsidiaries.

  (2) The Stenglein group includes 2 subsidiaries.

  (3)  ServiceMaster Diversified Health Services, Inc. has 4 subsidiaries.

  (4) ServiceMaster Diversified Health Services, L.P. has 29 subsidiaries.

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